Exhibit 10.08.07


                            ASSET PURCHASE AGREEMENT
                            ------------------------
                        (KLTX-AM, LONG BEACH, CALIFORNIA)

     This AGREEMENT (this "Agreement") is dated as of _______, 2000, by and among SALEM MEDIA OF CALIFORNIA, INC. ("Seller") and HI-FAVOR BROADCASTING, LLC ("Buyer").

                                    RECITALS:
                                    ---------

     1.     Seller  owns  and  operates  radio  station KLTX-AM licensed to Long
Beach, California (the "Station"), and holds the licenses and authorizations issued by the FCC for the operation of the Station.

     2. Buyer desires to acquire certain assets of the Station, and Seller is willing to convey such assets to Buyer.

     3. The acquisition of the Station is subject to prior approval of the FCC.

     NOW THEREFORE, in consideration of the mutual covenants contained herein, Seller and Buyer hereby agree as follows:

                                    ARTICLE 1
                                    ---------

                                   TERMINOLOGY
                                   -----------

     1.1     ACT.The  Communications  Act  of  1934,  as  amended.
             ----

     1.2     ADJUSTMENT  AMOUNT.As  provided in Section 2.7, the amount by which
             -------------------                -----------
Buyer's  account  is  to  be credited or charged, as reflected on the Adjustment
List.

     1.3     ADJUSTMENT LIST.As provided in Section 2.7, an itemized list of all
             ----------------               -----------
sums to be credited or charged against the account of Buyer, with a brief explanation in reasonable detail of the credits or charges.

     1.4     ASSUMED  OBLIGATIONS.Such  term  shall  have the meaning defined in
             ---------------------
Section  2.3.
   ---------

     1.5     BUSINESS  DAY.Any calendar day, excluding Saturdays and Sundays, on
             --------------
which federally chartered banks in the city of Los Angeles, California are regularly open for business.

     1.6     BUYER'S  THRESHOLD  LIMITATION.As  provided in Section 9.3 (b), the
             -------------------------------                ---------------
threshold dollar amount for the aggregate of claims, liabilities, damages, losses, costs and expenses that must be incurred by Buyer before Seller shall be obligated to indemnify Buyer. The Buyer's Threshold Limitation shall be Ten Thousand Dollars ($10,000).

     1.7     CLOSING.The  closing  with respect to the transactions contemplated
             --------
by  this  Agreement.

     1.8     CLOSING DATE.The date determined as the Closing Date as provided in
             -------------
Section  8.1.
------------

     1.9     DOCUMENTS.This Agreement and all Exhibits and Schedules hereto, and
             ----------
each other agreement, certificate, or instrument delivered pursuant to or in connection with this Agreement, including amendments thereto that are expressly permitted under the terms of this Agreement.

     1.10     EARNEST  MONEY.The  amount  of  One  Million Dollars ($1,000,000).
              ---------------

     1.11     ENVIRONMENTAL  LAWS.The  Comprehensive  Environmental  Response
              --------------------
Compensation and Liability Act, the Resource Conservation and Recovery Act, the Clean Water Act, the Clean Air Act and the Toxic Substances Control Act, each as amended, and any other applicable federal, state and local laws, statutes, rules or regulations concerning the treating, producing, handling, storing, releasing, spilling, leaking, pumping, pouring, emitting or dumping of Hazardous Materials.

     1.12     ESCROW  AGENT.  Jonathan  Block,  Esq.
              --------------

     1.13     ESCROW  AGREEMENT.The  Escrow  Agreement  in  the form attached as
              ------------------
Exhibit  A  which  Seller,  Buyer  and  the  Escrow  Agent  have  entered  into
   -------
concurrently  with  the  execution  of  this  Agreement relating to the deposit,
   ------
holding,  investment  and  disbursement  of  the  Earnest  Money.
   --

     1.14     EXCLUDED  ASSETS.Such  term  shall  have  the  meaning  defined in
              -----------------
Section  2.2.
      -------

     1.15     FCC.Federal  Communications  Commission.
              ----

     1.16     FCC  LICENSES.The  licenses, permits and authorizations of the FCC
              --------------
for  the  operation  of  the  Stations  as  listed  on  Schedule  3.7.
                                                        --------------

     1.17     FCC  ORDER.An  action,  order  or decision of the FCC granting its
              -----------
consent  to  the  assignment  of  the  FCC  Licenses  to  Buyer.

     1.18     FINAL  ACTION.An  action  of  the  FCC that has not been reversed,
              --------------
stayed, enjoined, set aside, annulled or suspended; with respect to which no timely petition for reconsideration or administrative or judicial appeal or sua
                                                                             ---
sponte  action  of the FCC with comparable effect is pending and as to which the
------
time for filing any such petition or appeal (administrative or judicial) or for the taking of any such sua sponte action of the FCC has expired.
                            -----------

            1.19 HSR ACT. The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     1.20     HAZARDOUS  MATERIALS.Toxic  materials, hazardous wastes, hazardous
              ---------------------
substances, pollutants or contaminants, asbestos or asbestos-related products, polychlorinated biphenyls ("PCBs"), petroleum, crude oil or any fraction or distillate thereof in excess of legally-defined permissible limits (as such terms are defined in any applicable federal, state or local laws, ordinances, rules and regulations, and including any other terms which are or may be used in any applicable environmental laws to define prohibited or regulated substances).

     1.21     INDEMNIFIED  PARTY.Any party described in Section 9.3(a) or 9.4(a)
              -------------------                       --------------    ------
against which any claim or liability may be asserted by a third party which would give rise to a claim for indemnification under the provisions of this Agreement by such party.

     1.22     INDEMNIFYING PARTY.The party to the Agreement (not the Indemnified
              -------------------
Party) that, in the event of a claim or liability asserted by a third party against the Indemnified Party which would give rise to a claim for indemnification under the provisions of this Agreement, may at its own expense, and upon written notice to the Indemnified Party, compromise or defend such claim.

     1.23     LIEN.Any  mortgage, deed of trust, pledge, hypothecation, security
              -----
interest, encumbrance, lien, lease or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, affecting any Sale Assets or property, including any written or oral agreement to give or grant any of the foregoing, any conditional sale or other title retention agreement, and the filing of or agreement to give any financing statement with respect to any assets or property under the Uniform Commercial Code or comparable law of any jurisdiction.

     1.24     MATERIAL  ADVERSE  CONDITION.A  condition  which  would materially
              -----------------------------
restrict, limit, increase the cost or burden of or otherwise materially adversely affect or materially impair the right of Buyer to the ownership, use, control, enjoyment or operation of the Stations or the proceeds therefrom; provided, however, that any condition which requires that the Station be operated in accordance with a condition similar to those contained in the present FCC licenses issued for operation of the Station shall not be deemed a Material Adverse Condition.

     1.25     OSHA  LAWS.The  Occupational  Safety  and  Health  Act of 1970, as
              -----------
amended, and all other federal, state or local laws or ordinances, including orders, rules and regulations thereunder, regulating or otherwise affecting health and safety of the workplace.

     1.26     PERMITTED  ENCUMBRANCES.For  purposes  hereof,  "Permitted
              ------------------------
Encumbrances" shall mean (i) easements, restrictions, and other similar matters which will not materially adversely affect the operation of the Station in the ordinary course of business; (ii) liens for taxes not due and payable or, that are being contested in good faith by appropriate proceedings; (iii) mechanics, materialmen's, carriers', warehousemen's, landlords' or other similar liens in the ordinary course of business for sums not yet due or which are being contested in good faith by appropriate proceedings; (iv) deposits or pledges to secure the performance of bids, tenders, contracts (other than for borrowed money), leases, statutory obligations, surety or appeal bonds or other deposits or pledges for purposes of a like general nature made or given in the ordinary course of business: and (v) liens or mortgages that will be released at Closing;
(vi) zoning ordinances and regulations, including statutes and ordinances relating to the liens of streets and to other municipal improvements, which will not materially adversely affect the operation of the Station in the ordinary course of business.

     1.27     PERMITTED  LIEN.Any statutory lien which secures a payment not yet
              ----------------
due that arises, and is customarily discharged, in the ordinary course of Seller's business; any easement, right-of-way or similar imperfection in the Seller's title to its assets or properties that, individually and in the aggregate, are not material in character or amount and do not and are not reasonably expected to materially impair the value or materially interfere with the use of any asset or property of the Seller material to the operation of its business as it has been and is now conducted.

     1.28     PURCHASE PRICE.The consideration to be paid by Buyer to Seller for
              ---------------
purchase of the Sale Assets in an amount equal to Thirty Million Dollars ($30,000,000).

     1.29     RULES  AND REGULATIONS.The rules of the FCC as set forth in Volume
              -----------------------
47 of the Code of Federal Regulations, as well as such other policies of the Commission, whether contained in the Code of Federal Regulations, or not, that apply to the Stations.

     1.30     SALE  ASSETS.All  of  the  tangible  and  intangible  assets to be
              -------------
transferred  by  Seller  to  Buyer  as  set  forth  in  Section  2.1.
                                                        ------------

     1.31     SELLER'S  THRESHOLD  LIMITATION.As provided in Section 9.4(b), the
              --------------------------------               --------------
threshold dollar amount for the aggregate of claims, liabilities, damages, losses, costs and expenses that must be incurred by Seller before Buyer shall be obligated to indemnify Seller. The Seller's Threshold Limitation shall be Ten Thousand Dollars ($10,000).

     1.32     STATION  AGREEMENTS.The agreements, commitments, contracts, leases
              --------------------
and  other  items  described  in Section 2.1(c), that relate to operation of the
                                 --------------
Station.

     1.33     SURVIVAL  PERIOD.The  term following the Closing Date during which
              -----------------
all representations, warranties, covenants and agreements of the parties under this Agreement shall survive. The term shall be twelve (12) months.

     1.34     TANGIBLE  PERSONAL  PROPERTY.The  personal  property  described in
              -----------------------------
Section  2.1(a).
    -----------

     1.35     TOWER  COORDINATES.Such  term  shall  have  the meaning defined in
              -------------------
Section  3.14  hereof.
    ---------

                                   ARTICLE II
                                   ----------

                                PURCHASE AND SALE
                                -----------------

     2.1     SALE ASSETS.On the Closing Date, Seller will sell, transfer, assign
             ------------
and convey to Buyer, and Buyer will purchase from Seller, free and clear of all Liens, except Permitted Liens, all of Seller's right, title and interest, legal and equitable, in and to the tangible and intangible assets (except Excluded Assets) used or useful in the operation of the Station as specifically set forth in the following:

          (a)     TANGIBLE  PERSONAL  PROPERTY.  All equipment, parts, supplies,
                  ----------------------------
furniture, fixtures and other tangible personal property now or hereinafter owned by Seller and used in the operation of the Station including, but not limited to the tangible personal property listed on Schedule 3.6, together with
                                                     ------------
such modifications, replacements, improvements and additional items, and subject to such deletions therefrom, made or acquired between the date hereof and the Closing Date in accordance with the terms and provisions of this Agreement;

          (b)     LICENSES AND PERMITS.The FCC Licenses and all other assignable
                  ---------------------
or transferable governmental permits, licenses and authorizations (and any renewals, extensions, amendments or modifications thereof) now held by Seller or hereafter obtained by Seller between the date hereof and the Closing Date, to the extent such other permits, licenses and authorizations pertain to or are used in the operation of the Stations;

          (c)     STATION  AGREEMENTS.  All  agreements  which  are  listed  on
                  -------------------
Schedule  3.8  as  agreements  which  Buyer  elects  to  assume;  any  renewals,
       ------
extensions,  amendments or modifications of those agreements being assumed which
       --
are made in the ordinary course of Seller's operation of the Station and in accordance with the terms and provisions of this Agreement;

          (d)     RECORDS.True and complete copies of all of the books, records,
                  --------
accounts, files, logs, ledgers, reports of engineers and other consultants or independent contractors, pertaining to or used in the operation of the Station (other than corporate records);

          (e)     MISCELLANEOUS  ASSETS.Any  other tangible or intangible asset,
                  ----------------------
properties  or  rights  of  any  kind  or nature not otherwise described in this
Section  2.1  and now or hereinafter owned or used by Seller in the operation of
     -------
the  Station.

     2.2     EXCLUDED  ASSETS.Notwithstanding any provision of this Agreement to
             -----------------
the contrary, Seller shall not transfer, convey or assign to Buyer, but shall retain all of its right, title and interest in and to, the following assets owned or held by it on the Closing Date ("Excluded Assets"):

          (a) Any and all cash, cash equivalents, cash deposits to secure contract obligations (except to the extent Seller receives a credit therefor under Section 2.7, in which event the deposit shall be included as part of the
       ------------
Sale Assets), all inter-company receivables from any affiliate of Seller and all other accounts receivable, bank deposits and securities held by Seller in respect of the Station at the Closing Date.

          (b) Any and all claims of Seller with respect to transactions prior to the Closing including, without limitation, claims for tax refunds and refunds of fees paid to the FCC.

          (c) All prepaid expenses (except to the extent Seller receives a credit therefor under Section 2.7, in which event the prepaid expense shall be
                        -----------
included  as  part  of  the  Sale  Assets).

          (d)     All  contracts  of  insurance  and  claims  against  insurers.

          (e) All employee benefit plans and the assets thereof and all employment contracts.

          (f) All contracts that are terminated in accordance with the terms and provisions of this Agreement or have expired prior to the Closing Date in the ordinary course of business; and all loans and loan agreements.

          (g) All tangible personal property disposed of or consumed between the date hereof and the Closing Date in accordance with the terms and provisions of this Agreement; all tangible personal property not specifically assumed by Buyer pursuant to Section 2.1(a) above.

          (h) Seller's corporate records except to the extent such records pertain to or are used in the operation of the Station, in which case Seller shall deliver materially accurate copies thereof to Buyer.

          (i) All commitments, contracts and agreements not specifically assumed by Buyer pursuant to Section 2.1(d), above.
                                  ---------------

     2.3     ASSUMPTION  OF  LIABILITIES.
             ----------------------------

          (a) At the Closing, Buyer shall assume and agree to perform, without duplication of Seller's performance, the following liabilities and obligations of Seller (the "Assumed Obligations"):

               (i) Current liabilities of Seller for which Buyer receives a credit pursuant to Section 2.7, but not in excess of the amount of such credit.
                    -----------

               (ii) Liabilities and obligations arising under the Station Agreements, if any, assumed by and transferred to Buyer in accordance with this Agreement, but only to the extent such liabilities and obligations relate to any period of time after the Closing.

          (b) Except for the Assumed Obligations, Buyer shall not assume or in any manner be liable for any duties, responsibilities, obligations or liabilities of Seller of any kind or nature, whether express or implied, known or unknown, contingent or absolute, including, without limitation, any liabilities to or in connection with Seller's employees whether arising in connection with the transaction contemplated hereunder or otherwise.

     2.4     EARNEST  MONEY.
             ---------------

          (a) Within five (5) days of the execution of this Agreement, Buyer shall deposit with Escrow Agent under the Escrow Agreement, in immediately available funds, the Earnest Money. The Escrow Agent shall hold the Earnest Money under the terms of the Escrow Agreement in trust for the benefit of the parties hereto. Interest and other earnings on the Earnest Money shall be distributed by the Escrow Agent to Buyer from time to time upon the request of Buyer.

          (b) If Closing does not occur, the Earnest Money shall be delivered to Seller or returned to Buyer in accordance with Section 10.2, and if
                                                            ------------
Closing does occur, the Earnest Money shall be applied to payment of the Purchase Price at Closing as provided in Section 2.5.
                                                ------------



     2.5     PAYMENTS.
             ---------

          (a)     The  Purchase  Price  shall  be  paid  by  Buyer  as  follows:

               (i) At the Closing, the Earnest Money shall, subject to execution and delivery of the closing documents described in Section 8.2, become
                                                             -----------
the property of Seller and shall, pursuant to the Escrow Agreement, be disbursed to Seller by cashier's check or wire transfer of immediately available funds.

               (ii) At the Closing the Purchase Price, less the amount of the Earnest Money disbursed to Seller, shall be paid to Seller at Closing by wire transfer of immediately available funds.

          (b) Buyer shall pay to Seller, or Seller shall pay to Buyer, the Adjustment Amount in accordance with Section 2.7.
                                          ------------

     2.6     ALLOCATION OF THE PURCHASE PRICE.Prior to Closing, Buyer and Seller
             ---------------------------------
shall agree to an allocation of the Purchase Price. Buyer and Seller shall use such allocation for all reporting purposes in connection with federal, state and local income and, to the extent permitted under applicable law, franchise taxes. Buyer and Seller agree to report such allocation to the Internal Revenue Service
in  the  form  required  by  Treasury  Regulation   1.1060-1T.

     2.7     ADJUSTMENT  OF  PURCHASE  PRICE.
             --------------------------------

          (a) All operating income and operating expenses of the Station shall be adjusted and allocated between Seller and Buyer, and an adjustment in the Purchase Price shall be made as provided in this Section, to the extent necessary to reflect the principle that all such income and expenses attributable to the operation of the Station on or before the Closing Date shall be for the account of Seller, and all income and expenses attributable to the operation of the Station after the closing Date shall be for the account of Buyer.

          (b) To the extent not inconsistent with the express provisions of this Agreement, the allocations made pursuant to this Section 2.7 shall be made
                                                       -----------
in  accordance  with  generally  accepted  accounting  principles.

          (c) For purposes of making the adjustments pursuant to this Section, Buyer shall prepare and deliver the Adjustment List to Seller within thirty (30) days following the Closing Date, or such earlier or later date as shall be mutually agreed to by Seller and Buyer. The Adjustment List shall set forth the Adjustment Amount. If the Adjustment Amount is a credit to the account of Buyer, Seller shall pay such amount to Buyer, and if the Adjustment Amount is a charge to the account of Buyer, Buyer shall pay such amount to Seller. In the event Seller disagrees with the Adjustment Amount determined by Buyer or with any other matter arising out of this subsection, and Buyer and Seller cannot within sixty (60) days resolve the disagreement themselves, the parties will refer the disagreement to a firm of independent certified public accountants, mutually acceptable to Seller and Buyer, whose decision shall be final and whose fees and expenses shall be allocated between and paid by Seller and Buyer, respectively, to the extent that such party does not prevail on the disputed matters decided by the accountants.


                                   ARTICLE III
                                   -----------

                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

     Notwithstanding anything to the contrary in this Agreement, Seller makes no representation or warranty other than as set forth in this Article III. Seller hereby represents and warrants to Buyer as follows:

     3.1     ORGANIZATION  AND  GOOD  STANDING. Seller is a corporation, validly
             ----------------------------------
existing and in good standing under the laws of the State of California and authorized to conduct business in the State of California and each and every jurisdiction where Seller conducts business. Seller has all requisite power to own, operate and lease its properties and carry on its business as it is now being conducted and as the same will be conducted until the Closing.

     3.2     AUTHORIZATION  AND  BINDING  EFFECT OF DOCUMENTS.Seller's execution
             -------------------------------------------------
and delivery of, and the performance of its obligations under, this Agreement and each of the other Documents, and the consummation by Seller of the transactions contemplated hereby and thereby, have been duly authorized and approved by all necessary corporate action on the part of Seller. Seller has the power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Documents and to consummate the transactions hereby and thereby contemplated. This Agreement and each of the other Documents have been, or at or prior to the Closing will be, duly executed by Seller. The Documents, when executed and delivered by the parties hereto, will constitute legal and valid obligations of Seller enforceable against it in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights or remedies generally, and except as may be limited by general principles of equity (regardless of whether enforceability is sought in a proceeding in equity or at law).

     3.3     ABSENCE  OF  CONFLICTS.The  execution  and  delivery  of,  and  the
             -----------------------
performance of its obligations under, this Agreement and each of the other Documents by Seller, and the consummation of the transactions contemplated hereby and thereby:

          (a) do not, to Seller's actual knowledge, in any material respect (with or without the giving of notice or the passage of time or both) violate (or result in the creation of any Lien other than a Permitted Lien on any of the Sale Assets under), any provision of law, rule or regulation or any order, judgment, injunction, decree or ruling applicable to each Seller;

          (b) do not (with or without the giving of notice or the passage of time or both) conflict with or result in a breach or termination of, or constitute a default or give rise to a right of termination or acceleration under the Articles of Incorporation or Bylaws of Seller or pursuant to any lease, agreement, commitment or other instrument which Seller is a party to, or bound by, or by which any of the Sale Assets may be bound, or result in the creation of any Lien, other than a Permitted Lien, upon any of the Sale Assets.

     3.4     GOVERNMENTAL CONSENTS AND CONSENTS OF THIRD PARTIES.Except for such
             ----------------------------------------------------
consents as are required by the FCC and except for the applicable requirements of the HSR Act, to Seller's actual knowledge, the execution and delivery of, and the performance of its obligations under, this Agreement and each of the other Documents by Seller, and the consummation by Seller of the transactions contemplated hereby and thereby, do not require the consent, waiver, approval, permit, license, clearance or authorization of, or any declaration of filing with, any court or public agency or other authority, or the consent of any person under any agreement, arrangement or commitment of a nature to which Seller is a party or by which it is bound or by which the Sale Assets are bound or to which they are subject to, the failure of which to obtain would have a material adverse effect on the Sale Assets or the operation of the Stations.

     3.5     SALE  ASSETS. To Seller's actual knowledge, the Sale Assets include
             -------------
all of the assets, properties and rights of every type and description, tangible and intangible, that are used to a material extent in the conduct of the business of owning and operating the Station in the manner in which that business is now conducted, with the exception of the Excluded Assets.

     3.6     TANGIBLE PERSONAL PROPERTY.Except for supplies and other incidental
             ---------------------------
items which in the aggregate are not of material value, to Seller's actual knowledge, the list of Tangible Personal Property set forth on Schedule 3.6 is a
                                                               ------------
complete and correct list of all of the items of tangible personal property (other than Excluded Assets) used to a material extent in the operation of the Station in the manner in which they are now operated.

     (a) Seller has good, marketable and valid title to all of the items of Tangible Personal Property free and clear of all Liens except Permitted Liens, and including the right to transfer same.

          (b)     To  Seller's  actual  knowledge  and  except  as  set forth on
Schedule  3.6  the  Tangible Personal Property has been maintained in accordance
      -------
with industry practices and is in good operating condition subject to ordinary wear and tear.

          (c) To Seller's actual knowledge the Tangible Personal Property complies with applicable rules and regulations of the FCC and the terms of the FCC Licenses.

          (d) Seller has no knowledge of any defect in the condition or operation of any item of the Tangible Personal Property that is reasonably likely to have a material adverse effect on the operation of the Station.


     3.7     FCC  LICENSES.Seller  is  the  holder of the FCC Licenses listed on
             --------------
Schedule 3.7, and except as set forth on such Schedule, the FCC Licenses (i) are
   ---------
valid, in good standing and in full force and effect and constitute all of the licenses, permits and authorizations required by the Act, the Rules and Regulations or the FCC for, or used in, the operation of the Station in all material respects as now operated, and (ii) constitute all the current licenses and authorizations issued by the FCC to Seller for or in connection with the current operation of the Station. Seller has no knowledge of any condition imposed by the FCC as part of any FCC License which is neither set forth on the face thereof as issued by the FCC nor contained in the Rules and Regulations applicable generally to stations of the type, nature, class or location of the Stations. The Station is being operated at full authorized power, in accordance with the terms and conditions of the FCC Licenses applicable to it and in accordance with the Rules and Regulations, except to the extent a failure to so comply would not constitute a Material Adverse Condition. No proceedings are pending or, to the knowledge of the Seller, are threatened which may result in the revocation, modification, non-renewal or suspension of any of the FCC Licenses, the denial of any pending applications, the issuance of any cease and desist order or the imposition of any fines, forfeitures or other administrative actions by the FCC with respect to the Station or its operation, other than proceedings affecting the radio broadcasting industry in general. Seller has complied in all material respects with all requirements to file reports, applications and other documents with the FCC with respect to the Station, and all such reports, applications and documents are complete and correct in all material respects. Seller has no knowledge of any matters (i) which could reasonably be expected to result in the suspension or revocation of or the refusal to renew any of the FCC Licenses or the imposition of any fines or forfeitures by the FCC, or (ii) against Seller which could reasonably be expected to result in the FCC's refusal to grant approval of the assignment to Buyer of the FCC Licenses or the imposition of any Material Adverse Condition in connection with approval of such assignment. To Seller's actual knowledge there are not any unsatisfied or otherwise outstanding citations issued by the FCC with respect to the Station or its operation. Complete and accurate copies of all FCC Licenses are attached as a part of Schedule 3.7. The "Public Inspection
                                            ------------
File"  of  the  Station  is  in substantial and material compliance with Section
73.3526  of  the  Rules  and  Regulations.



     3.8     STATION  AGREEMENTS.
             --------------------

          (a)     To  Seller's  actual  knowledge,  Schedule  3.8  sets forth an
                                                    -------------
accurate and complete list of all material agreements, contracts, arrangements or commitments in effect as of the date hereof, including all amendments, modifications and supplements thereto which the Station or its assets or properties are bound by, except (A) employee benefit plans and employment contracts, (B) contracts for the sale of time on the Station, and (C) contracts which are cancelable by Seller or its assignee without breach or penalty on not more than sixty (60) days' notice. Complete and correct copies of all such agreements, contracts, arrangements or commitments that are in writing and actually known to Seller, including all amendments, modifications and supplements thereto, have been delivered to Buyer.

     (b) Except as set forth in the Schedules, and with respect to all Station Agreements being assumed by Buyer, (i) all Station Agreements are legal, valid and enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity regardless of whether enforcement is sought in any proceeding at law or in equity; (ii) to the actual knowledge of Seller, neither Seller, nor any party thereto, is in material breach of or in material default under any Station Agreements; (iii) to the actual knowledge of Seller, there has not occurred any event which, after the giving of notice or the lapse of time or both, would constitute a material default under, or result in the material breach of, any Station Agreements which are, individually or in the aggregate, material to the operation of the Station; and (iv) Seller holds the right to enforce and receive the benefits under all of the Station Agreements, free and clear of all Liens (other than Permitted Liens) but subject to the terms and provision of each such agreement.

(c)     Schedule  3.8 indicates, for each Station Agreement listed thereon which
        -------------
is being assumed by buyer, whether consent or approval by any party thereto is required thereunder for consummation of the transactions contemplated hereby.


          3.9     LITIGATION.To  the  actual  knowledge  of  Seller there are no
                  -----------
claims, investigations or administrative, arbitration or other proceedings pending or threatened against Seller which would, individually or in the aggregate if adversely determined, have a material adverse effect on the Sale Assets or the operation of the Station, or which would give any third party the right to enjoin the transactions contemplated by this Agreement. To the actual knowledge of Seller, there is no basis for any such claim, investigation, action, suit or proceeding which would, individually or in the aggregate if adversely determined, have a material adverse effect on the Sale Assets or operation of the Station. To the actual knowledge of Seller, there are no existing or pending orders, judgments or decrees of any court or governmental agency affecting Seller, the Station or any of the Sale Assets which would materially adversely affect the Station's operations or the Sale Assets.

            3.10     LABOR  MATTERS.
                     ---------------

          (a) Seller is not a party to any collective bargaining agreement, and there is no collective bargaining agreement that determines the terms and conditions of employment of any employees of Seller.

          (b)     With  respect  to  the  Station:

               (i) There is no labor strike, dispute, slow-down or stoppage pending or, to the actual knowledge of Seller, threatened against the Station;

               (ii) To the actual knowledge of Seller, there are neither pending nor threatened, any suits, actions, administrative proceedings, union organizing activities, arbitrations, grievances or other proceedings between Seller and any employees of the Station or any union representing such employees; and to Seller's actual knowledge, there are no existing labor or employment or other controversies or grievances involving employees of the Station which have had or are reasonably likely to have a material adverse effect on the operation of the Station;

               (iii) (A) Seller is in compliance in all material respects with all laws, rules and regulations relating to the employment of labor and all employment contractual obligations, including those relating to wages, hours, collective bargaining, affirmative action, discrimination, sexual harassment, wrongful discharge and the withholding and payment of taxes and contributions except for such non-compliance which individually or in the aggregate would not have a material adverse effect on the business or financial condition of the Station; (B) Seller has withheld all amounts required by law or agreement to be withheld from the wages or salaries of its employees; and (C) Seller is not liable to any present or former employees or any governmental authority for damages, arrears of wages or any tax or penalty for failure to comply with the foregoing except for such liability which individually or in the aggregate would not have a material adverse effect on the business or financial condition of the Station;

               (iv) Buyer's consummation of the transactions contemplated by this Agreement in accordance with the terms hereof shall not, as a result of or in connection with the transactions contemplated hereby, impose upon Buyer the obligation to pay any severance or termination pay under any agreement, plan or arrangement binding upon Seller.

     3.11     EMPLOYEE  BENEFIT  PLANS.Buyer's  consummation of the transactions
              -------------------------
contemplated by this Agreement in accordance with the terms hereof shall not, as a result of or in connection with the transactions contemplated hereby, impose upon Buyer any obligation under any benefit plan, contract or arrangement (regardless of whether they are written or unwritten and funded or unfunded) covering employees or former employees of Seller in connection with their employment by Seller. For purposes of the Agreement, "benefit plans" shall include without limitation employee benefit plans within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, vacation benefits, employment and severance contracts, stock option plans, bonus programs and plans of deferred compensation.

     3.12     COMPLIANCE WITH LAW.To Seller's actual knowledge, the operation of
              --------------------
the Station complies in all material respects with the applicable rules and regulations of the FCC and all federal, state, local or other laws, statutes, ordinances, regulations, and any applicable order, writ, injunction or decree of any court, commission, board, agency or other instrumentality.

     3.13     ENVIRONMENTAL  MATTERS;  OSHA.
              ------------------------------

          (a) To Seller's actual knowledge Seller has obtained all material, environmental, health and safety permits necessary or required for either the operation of the Station as currently operated or the ownership of the Sale Assets and all such permits are in full force and effect and Seller is in compliance with all material terms and conditions of such permits.

          (b) To Seller's actual knowledge there is no proceeding pending or threatened which may result in the reversal, rescission, termination, modification or suspension of any environmental or health or safety permits necessary for the operation of the Station as currently conducted or the ownership of the Sale Assets.

          (c) To Seller's actual knowledge, with respect to the Station and the Sale Assets, Seller is in compliance in all material respects with the provisions of Environmental Laws.

          (d) To Seller's actual knowledge, Seller is in material compliance with all OSHA Laws applicable to the Sale Assets.

     3.14     TOWER  COORDINATES.  To  Seller's  actual  knowledge  the  current
              -------------------
vertical elevation and geographical coordinates of the Station's towers ("the Tower Coordinates") are properly registered with the FCC and FAA; and (ii) the Tower Coordinates comply with and correspond to the current vertical elevation an geographical coordinates authorized by the FAA, FCC and any other governmental authority, including any federal, state or local authority having jurisdiction over the Station or said towers.

     3.15     FILING  OF  TAX  RETURNS.Seller  has  filed all federal, state and
              -------------------------
local tax returns which are required to be filed, and has paid all taxes and all assessments to the extent that such taxes and assessments have become due, other than such returns, taxes and assessments, the failure to file or pay would not, individually or in the aggregate, have a material adverse effect on Buyer.

     3.16     ABSENCE  OF  INSOLVENCY.No insolvency proceedings of any character
              ------------------------
including without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting the Seller or any of the Sale Assets, are pending or, to the best knowledge of Seller, threatened, and Seller has made no assignment for the benefit of creditors, nor taken any action with a view to, or which would constitute the basis for the institution of, any such insolvency proceedings.

     3.17     BROKER'S  OR  FINDER'S FEES.No agent, broker, investment banker or
              ----------------------------
other person or firm acting on behalf of or under the authority of Seller or any affiliate of Seller is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with the transactions contemplated by this Agreement.

     3.18     INSURANCE.There  is  now  in  full force and effect with reputable
              ----------
insurance companies fire and extended coverage insurance with respect to all material tangible Sale Assets and public liability insurance, all in commercially reasonable amounts.

                                   ARTICLE IV
                                   ----------

                     REPRESENTATIONS AND WARRANTIES OF BUYER
                     ---------------------------------------

     Buyer  represents  and  warrants  to  Seller  as  follows:

     4.1     ORGANIZATION AND GOOD STANDING.Buyer is a limited liability company
             -------------------------------
duly organized, validly existing and in good standing under the laws of the State of California. Buyer has all requisite corporate power to own, operate and lease its properties and carry on its business as it is now being conducted and as the same will be conducted following the Closing.

     4.2     AUTHORIZATION AND BINDING EFFECT OF DOCUMENTS.Buyer's execution and
             ----------------------------------------------
delivery of, and the performance of its obligations under, this Agreement and each of the other Documents, and the consummation by Buyer of the transactions contemplated hereby and thereby, have been duly authorized and approved by all necessary corporate action on the part of Buyer. Buyer has the power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Documents and to consummate the transactions hereby and thereby contemplated. This Agreement and each of the other Documents have been, or at or prior to the Closing will be, duly executed by Buyer. The Documents, when executed and delivered by the parties hereto, will constitute the valid and legally binding agreement of Buyer, enforceable against Buyer in accordance with their terms, except as may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights or remedies generally, and except as may be limited by general principles of equity (regardless of whether such enforceability is sought in a proceeding in equity or at law).

     4.3     ABSENCE  OF  CONFLICTS.Buyer's  execution  and delivery of, and the
             -----------------------
performance of its obligations under, this Agreement and each of the other Documents and the consummation by Buyer of the transaction contemplated hereby and thereby:

          (a) Do not in any material respect (with or without the giving of notice or the passage of time or both) violate (or result in the creation of any claim, lien, charge or encumbrance on any of the assets or properties of Buyer under) any provision of law, rule or regulation or any order, judgment, injunction, decree or ruling applicable to Buyer in any manner which would have a material adverse effect on the assets, business, operation or financial condition or results of operations of Buyer;

          (b) Do not (with or without the giving of notice or the passage of time or both) conflict with or result in a breach or termination of, or constitute a default or give rise to a right of termination or acceleration under, the articles of incorporation or bylaws of Buyer or any lease, agreement, commitment, or other instrument which Buyer is a party to, bound by, or by which any of its assets or properties may be bound.

     4.4     GOVERNMENTAL  CONSENTS AND CONSENTS OF THIRD PARTIES.Except for the
             -----------------------------------------------------
required consent of the FCC and the applicable requirements of the HSR Act, Buyer's execution and delivery of, and the performance of its obligations under, this Agreement and each of the other Documents and the consummation by Buyer of the transaction contemplated hereby and thereby, do not require the consent, waiver, approval, permit, license, clearance or authorization of, or any declaration or filing with, any court or public agency or other authority, or the consent of any person under any agreement, arrangement or commitment of any nature to which Buyer is a party or by which it is bound, the failure of which to obtain would have a material adverse effect on the assets, business, operation or financial condition or results of operations of Buyer.

     4.5     QUALIFICATION.
             --------------

          (a) Buyer has no knowledge after due inquiry of any facts concerning Buyer or any other person with an attributable interest in Buyer (as such term is defined under the Rules and Regulations) which, under present law (including the Act) and the Rules and Regulations, would (i) disqualify Buyer from being the holder of the FCC Licenses, the owner of the Sale Assets or the operator of the Station upon consummation of the transactions contemplated by this Agreement, or (ii) raise a substantial and material question of fact (within the meaning of Section 309(e) of the Act) respecting Buyer's qualifications.

          (b)     Without  limiting  the  foregoing  Subsection (a), Buyer shall
                                                     --------------
make the affirmative certifications provided in Section III of FCC Form 314, or as may be required on any form required by the FCC to obtain its consent to this transaction, at the time of filing of such form with the FCC as contemplated by
Section  5.2.
------------

     4.6     BROKER'S  OR  FINDER'S FEES.No agent, broker, investment banker, or
             ----------------------------
other person or firm acting on behalf of or under the authority or Buyer or any affiliate of Buyer is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with transactions contemplated by this Agreement.

     4.7     LITIGATION.There are no legal, administrative, arbitration or other
             -----------
proceedings or governmental investigations pending or, to the knowledge of Buyer, threatened against Buyer that would give any third party the right to enjoin the transactions contemplated by this Agreement.

                                    ARTICLE V
                                    ---------

                     TRANSACTIONS PRIOR TO THE CLOSING DATE
                     --------------------------------------

     5.1     CONDUCT  OF  THE  STATION'S  BUSINESS  PRIOR  TO  THE CLOSING DATE.
             -------------------------------------------------------------------
Seller covenants and agrees with Buyer that between the date hereof and the Closing Date, unless the Buyer otherwise agrees in writing (which agreement shall not be unreasonably withheld or delayed), Seller shall:

          (a) Use reasonable commercial efforts to maintain insurance upon all of the tangible Sale Assets in such amounts and of such kind comparable to that in effect on the date hereof with respect to such Sale Assets and with respect to the operation of the Station, with insurers of substantially the same or better financial condition;

          (b) Operate the Station and otherwise conduct its business in all material respects in accordance with the terms or conditions of its FCC
Licenses, the Rules and Regulations, the Act and all other rules and regulations, statutes, ordinances and orders of all governmental authorities having jurisdiction over any aspect of the operation of the Station, except where the failure to so operate the Station would not have a material adverse effect on the Sale Assets or the operation of the Station or on the ability of Seller to consummate the transactions contemplated hereby;

      (c) Comply in all material respects with all Station Agreements now or hereafter existing which are material, individually or in the aggregate, to the operation of the Station;

          (d) Promptly notify Buyer of any material default by, or claim of default against, any party under any Station Agreements which are material, individually or in the aggregate, to the operation of the Station, and any event or condition which, with notice or lapse of time or both, would constitute an event of default under such Station Agreements;

          (e) Not mortgage, pledge or subject to any Lien other than a Permitted Lien (except in the ordinary course of business) any of the Sale Assets;

          (f) Not sell, lease or otherwise dispose of, nor agree to sell, lease or otherwise dispose of, any of the Sale Assets, except for dispositions in the ordinary course of business;

          (g) Not amend or terminate any Station Agreement, other than in the ordinary course of business;

          (h) Not introduce any material change with respect to the operation of the Station including, without limitation, any material changes in the broadcast hours of the Station or any other material change in the Station's programming policies, except such changes as in the sole discretion of Seller, exercised in good faith after consultation with Buyer, are required by the public interest;

          (i) Notify Buyer of any material litigation pending or threatened against Station or any material damage to or destruction of any assets included or to be included in the Sale Assets of which Seller receives actual knowledge.

     5.2     GOVERNMENTAL CONSENTS.Seller and Buyer have filed with the FCC such
             ----------------------
applications and other documents in the name of Seller or Buyer, as appropriate, as may be necessary or advisable to obtain the FCC Order. Seller and Buyer shall take all commercially reasonable steps necessary to prosecute such filings with diligence and shall diligently oppose any objections to, appeals from or petitions to reconsider such approval of the FCC, to the end that the FCC Order and a Final Action with respect thereto may be obtained as soon as practicable; provided, however, that in the event the application for assignment of the FCC Licenses has been designated for hearing, either Buyer or Seller may elect to terminate this Agreement pursuant to Section 10.1(c). Buyer shall not knowingly
                                      ---------------
take, and Seller covenants that Seller shall not knowingly take, any action that party knows or has reason to know would materially and adversely affect or materially delay issuance of the FCC Order or materially and adversely affect or materially delay its becoming a Final Action without a Material Adverse Condition, unless such action is requested or required by the FCC, its staff or the Rules and Regulations. Should Buyer or Seller become aware of any facts which could reasonably be expected to materially and adversely affect or materially delay issuance of the FCC Order without a Material Adverse Condition (including but not limited to, in the case of Buyer, any facts which would reasonably be expected to disqualify Buyer from controlling the Station), such party shall promptly notify the other party thereof in writing and both parties shall cooperate to take all steps necessary or desirable to resolve the matter expeditiously and to obtain the FCC's approval of matters pending before it.

            5.3       HSR.  Within five (5) business days after the execution of
                      ---
this Agreement, Buyer and Seller shall make any required filings with the Federal Trade Commission and the United States Department of Justice pursuant to the HSR Act (including a request for early termination of the waiting period thereunder), and shall thereafter promptly respond to all requests received from such agencies for additional information or documentation.

     5.4     OTHER  CONSENTS.Seller  shall  use  its  reasonable best efforts to
             ----------------
obtain the consent or waivers to the transactions contemplated by this Agreement required under any assumed Station Agreements; provided that Seller shall not be required to pay or grant any material consideration in order to obtain any such consent or waiver.

     5.5     TAX  RETURNS  AND PAYMENTS.All taxes pertaining to ownership of the
             ---------------------------
Sale Assets or operation of the Station prior to the Closing Date will be timely paid; provided that Seller shall not be required to pay any such tax so long as the validity thereof shall be contested in good faith by appropriate proceedings and Seller shall have set aside adequate reserves with respect to any such tax.

     5.6     ACCESS  PRIOR  TO  THE CLOSING DATE.Prior to the Closing, Buyer and
             ------------------------------------
its representatives may make such reasonable investigation of the assets and business of the Station as it may desire; and Seller shall give to Buyer, its engineers, counsel, accountants and other representatives reasonable access during normal business hours throughout the period prior to the Closing to personnel and all of the assets, books, records and files of or pertaining to the Station.

     5.7     CONFIDENTIALITY.All information, data and materials furnished or to
             ----------------
be furnished to either party with respect to the other party in connection with this transaction or pursuant to this Agreement is confidential. Each party agrees that prior to Closing (a) it shall not disclose or otherwise make available, at any time, any such information, data or material to any person who does not have a confidential relationship with such party; (b) it shall protect such information, data and material with a high degree of care to prevent the disclosure thereof; and (c) if, for any reason, this transaction is not consummated, all information, data or material concerning the other party obtained by such party, and all copies thereof, will be returned to the other party.
               \
     5.8     REASONABLE BEST EFFORTS.Subject to the terms and conditions of this
             ------------------------
Agreement, each of the parties hereto will use its reasonable best efforts to take all action and to do all things necessary, proper or advisable to satisfy any condition to the parties' obligations hereunder in its power to satisfy and to consummate and make effective as soon as practicable the transactions contemplated by this Agreement.

     5.9     FCC REPORTS.Seller shall continue to file, on a current basis until
             ------------
the Closing Date, all reports and documents required to be filed with the FCC with respect to the Station. Seller shall provide Buyer with copies of all such filings within five business days of the filing with the FCC.

     5.10     CONVEYANCE  FREE  AND  CLEAR  OF LIENS.At or prior to the Closing,
              ---------------------------------------
Seller shall obtain executed releases, in suitable form for filing and otherwise in form and substance reasonably satisfactory to Buyer, of any security interests granted in the Sale Assets and properties as security for payment of loans and other obligations or judgments and of any other Liens on the Sale Assets. At the closing, Seller shall transfer and convey to Buyer all of the Sale Assets free and clear of all Liens except Permitted Liens.



                                   ARTICLE VI
                                   ----------

                           CONDITIONS PRECEDENT TO THE
                          OBLIGATIONS OF BUYER TO CLOSE
                          -----------------------------

     Buyer's obligation to close the transaction contemplated by this Agreement is subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, unless waived by Buyer in writing:

     6.1     ACCURACY  OF  REPRESENTATIONS AND WARRANTIES;  CLOSING CERTIFICATE.
             -------------------------------------------------------------------

          (a) The representations and warranties of Seller contained in this Agreement or in any other Document shall be complete and correct in all material respects on the date hereof and at the Closing Date with same effect as though made at such time except for changes that are not materially adverse to the Station or the Sale Assets taken as a whole.

          (b) Seller shall have delivered to Buyer on the Closing Date a certificate that (i) the condition specified in Section 6.1(a) is satisfied as
                                                  --------------
of the Closing Date, and (ii) except as set forth in such certificate (none of which exceptions shall be materially adverse to the Station, the Sale Assets or Seller's ability to consummate the transaction contemplated hereby), the condition  specified  in  Section  6.2  is  satisfied  as  of  the Closing Date.
                          ------------

     6.2     PERFORMANCE  OF  AGREEMENTS.Seller  shall  have  performed  in  all
             ----------------------------
material respects all of its covenants, agreements and obligations required by this Agreement and each of the other Documents to be performed or complied with by it prior to or upon the Closing Date.



     6.3     FCC  AND  OTHER  CONSENTS.
             --------------------------

          (a) The FCC Order shall have been issued by the FCC without any Material Adverse Condition.

          (b) Seller shall have satisfied all material conditions which the FCC Order or any order, ruling or decree of any judicial or administrative body relating thereto or in connection therewith specifies and requires to be satisfied by Seller prior to transfer of the FCC Licenses to Buyer.

          (c) All other material authorizations, consents, approvals and clearances of federal, state or local governmental agencies required to permit the consummation by Buyer of the transactions contemplated by this Agreement including, without limitation, the assignment of any FCC Authorization requested by Buyer, shall have been obtained; all material statutory and regulatory requirements for such consummation shall have been fulfilled; and no such authorizations, consents, approvals or clearances shall contain any conditions that individually or in the aggregate would have a material adverse effect on the operations of the Station.

     6.4     ADVERSE PROCEEDINGS. Neither Buyer nor any affiliate of Buyer shall
             -------------------
be subject to any ruling, decree, order or injunction restraining, imposing material limitations on or prohibiting (i) the consummation of the transactions contemplated hereby or (ii) its participation in the operation, management, ownership or control of the Station; and no litigation, proceeding or other action seeking to obtain any such ruling, decree, order or injunction shall be pending. No governmental authority having jurisdiction shall have notified any party to this Agreement that consummation of the transaction contemplated hereby would constitute a violation of the laws of the United States or of any state or political subdivision or that it intends to commence proceedings to restrain such consummation or to force divestiture, unless such governmental authority shall have withdrawn such notice. No governmental authority having jurisdiction shall have commenced any such proceeding.

     6.5     OPINION  OF  SELLER'S  FCC  COUNSEL.Buyer  shall have received from
             ------------------------------------
Seller's FCC counsel an opinion, dated the Closing Date, in form and substance reasonably satisfactory to Buyer's FCC counsel, to the effect that:

          (a)     The  FCC  Licenses  listed  on Schedule 3.7 are valid, in good
                                                 ------------
standing and in full force and effect and include all material licenses, permits and authorizations which are necessary under the Rules and Regulations for Seller to operate the Station in the manner in which the Station is currently being operated.

          (b) To counsel's knowledge, no condition has been imposed by the FCC as part of any FCC License which is not set forth on the face thereof as issued by the FCC or contained in the Rules and Regulations applicable generally to stations of the type, nature, class or location of the Station.

          (c) No proceedings are pending or, to counsel's knowledge, are threatened which may result in the revocation, modification, non-renewal of, suspension of, or the imposition of a Material Adverse Condition upon, any of the FCC Licenses, the denial of any pending applications, the issuance of any cease and desist order or the imposition of any fines, forfeitures or other administrative actions by the FCC which would materially adversely affect the continued operation of the Station, other than proceedings affecting the radio broadcasting industry in general.

     In rendering such opinion, counsel shall be entitled to rely upon Seller's representations and warranties in this Agreement and to limit its inquiry to its files and such FCC files and records as are available to it as of 10:00 o'clock A.M. Eastern time the business day immediately preceding the Closing Date. Counsel may state that, as to any factual matters embodied in, or forming a basis for any legal opinion expressed in, such opinion, counsel's knowledge is based solely on such inquiry.

     6.6     OTHER  CONSENTS.Seller  shall have obtained in writing and provided
             ----------------
to Buyer on or before the Closing Date, without any condition materially adverse to Buyer or the Station, the material consents or waivers to the transactions contemplated by this Agreement required under those Station Agreements which Buyer has elected to assume.

6.7     DELIVERY  OF  CLOSING DOCUMENTS.Seller shall have delivered or caused to
---     --------------------------------
be delivered to Buyer on the Closing Date each of the Documents required to be delivered pursuant to Section 8.
                         -----------



     6.8     NO  CESSATION  OF  BROADCASTING.
             -------------------------------

          (a) Between the date hereof and the Closing Date, the Station shall not have for a period of more than ten (10) continuous days, (i) ceased broadcasting on its authorized frequency, (ii) lost substantially all of its normal broadcasting capability or (iii) been broadcasting at a power level of 50% or less of its FCC authorized level. Seller shall promptly notify Buyer of the occurrence of any one or more of the foregoing events or conditions, and the non-fulfillment of the condition precedent set forth in this Subsection caused by the occurrence of the events specified in Seller's notice shall be deemed waived by Buyer unless, within fifteen (15) days after Buyer's receipt of Seller's written notice, Buyer notifies Seller in writing to the contrary.

          (b) In addition, during the five (5) days immediately preceding the Closing Date, the Station shall have been operating continuously with substantially all of its normal broadcasting capability except for cessation or reductions for insignificant periods of time resulting from occurrences (such as lightning strikes) over which Seller has no control. Seller shall have the right to delay Closing for a period not to exceed thirty (30) days if Seller reasonably determines that any action to restore the Station substantially all of its normal broadcasting capability can be completed during such delay period.



                         ARTICLE  VII
                         ------------

                           CONDITIONS PRECEDENT OF THE
                          OBLIGATION OF SELLER TO CLOSE
                          -----------------------------

     The obligation of Seller to close the transaction contemplated by this Agreement is subject to the satisfaction, on or prior to the closing Date, of each of the following conditions, unless waived by Seller in writing:

     7.1     ACCURACY  OF  REPRESENTATIONS  AND  WARRANTIES.
             -----------------------------------------------

          (a) The representations and warranties of Buyer contained in this Agreement shall be complete and correct in all material respects on the date hereof and at the Closing Date with the same effect as though made at such time except for changes that are not materially adverse to Seller.

          (b) Buyer shall have delivered to Seller on the Closing Date a certificate that (i) the condition specified in Section 7.1(a) is satisfied as
                                                  --------------
of the Closing Date, and (ii) except as set forth in such certificate (none of which exceptions shall be materially adverse to Buyer's ability to consummate the transaction contemplated hereby), the conditions specified in Section 7.2
                                                                     -----------
are  satisfied  as  of  the  Closing  Date.

     7.2     PERFORMANCE  OF  AGREEMENTS.Buyer  shall  have  performed  in  all
             ----------------------------
material respects all of its covenants, agreements and obligations required by this Agreement and each of the other Documents to be performed or complied with by it prior to or upon the Closing Date.

     7.3.     FCC  AND  OTHER  CONSENTS.
              --------------------------

          (a) The FCC Order shall have been issued by the FCC without any condition materially adverse to Seller.

          (b) Conditions which the FCC Order or any order, ruling or decree of any judicial or administrative body relating thereto or in connection therewith specifies and requires to be satisfied by Buyer prior to transfer of the FCC Licenses to Buyer shall have been satisfied by Buyer.

          (c) All other authorizations, consents, approvals and clearances of all federal, state and local governmental agencies required to permit the consummation by Seller of the transactions contemplated by this Agreement shall have been obtained; all statutory and regulatory requirements for such consummation shall have been fulfilled; and no such authorizations, consents, approvals or clearances shall contain any conditions that individually or in the aggregate would have any material adverse effect on Seller.

     7.4     ADVERSE  PROCEEDINGS.Seller  shall  not  be  subject to any ruling,
             ---------------------
decree, order or injunction restraining, imposing material limitations on or prohibiting the consummation of the transactions contemplated hereby. No governmental authority having jurisdiction shall have notified any party to this Agreement that consummation of the transactions contemplated hereby would constitute a violation of the laws of the United States or of any state or political subdivision or that it intends to commence proceedings to restrain such consummation or to force divestiture, unless such governmental authority shall have withdrawn such notice. No governmental authority having jurisdiction shall have commenced any such proceeding.

     7.5     DELIVERY  OF  CLOSING DOCUMENTS AND PURCHASE PRICE.Buyer shall have
             ---------------------------------------------------
delivered or caused to be delivered to Seller on the Closing Date each of the Documents required to be delivered pursuant to Section 8.3, and Seller shall
                                                   -----------
have received payment of the Purchase Price with the form of payment set forth in Section 2.5.
    ------------

                                  ARTICLE VIII
                                  ------------

                                     CLOSING
                                     -------

     8.1     TIME  AND  PLACE.Unless  otherwise  agreed  to  in  advance  by the
             -----------------
parties, Closing shall take place in person or via facsimile at the offices of Seller in Camarillo, California, or at such other place as the parties agree, at 10:00 A.M. Pacific Time on the date (the "Closing Date") that is the later of
(i) the fifth Business Day after the Applicable Date or (ii) the date as soon as practicable following satisfaction or waiver of the conditions precedent hereunder. The "Applicable Date" shall be the date on which issuance of the FCC Order without any Material Adverse Condition or condition materially adverse to Seller has become effective.

     8.2     DOCUMENTS TO BE DELIVERED TO BUYER BY SELLER.At the Closing, Seller
             ---------------------------------------------
shall  deliver  or  cause  to  be  delivered  to  Buyer  the  following:

          (a) Certified resolutions of Sellers' Boards of Directors and Shareholder approving the execution and delivery of this Agreement and each of the other Documents and authorizing the consummation of the transactions contemplated hereby and thereby.

          (b)     The  certificate  required  by  Section  6.1(b).
                                                  ---------------

          (c) A bill of sale and other instruments of transfer and conveyance transferring to Buyer the Tangible Personal Property.

          (d) Executed releases, in suitable form for filing and otherwise in form and substance reasonably satisfactory to Buyer, of any security interests granted in the Sale Assets as security for payment of loans and other obligations and of any other Liens (other than Permitted Liens).

          (e) An instrument or instruments assigning to Buyer all right, title and interest of Seller in and to all Station Agreements.

          (f) An instrument assigning to Buyer all right, title and interest of Seller in the FCC Licenses, all pending applications relating to the Station before the FCC, and any remaining Sale Assets not otherwise conveyed.

          (g) An instrument assigning to Buyer all rights, title and interest of Seller to the assets described in Section 2.1(e) hereof.
                                                      ---------------

          (h) The opinion of Seller's FCC counsel, dated the Closing Date, to the effect set forth in Section 6.5.
                                 ------------

          (i) Such additional information and materials as Buyer shall have reasonably requested, including without limitation, evidence that all consents and approvals required as a condition to Buyer's obligation to close hereunder have been obtained.

     8.3     DOCUMENTS  TO BE DELIVERED TO SELLER BY BUYER.At the Closing, Buyer
             ----------------------------------------------
shall  deliver  or  cause  to  be  delivered  to  Seller  the  following:

          (a) Certified resolutions of Buyer's member and sole manager approving the execution and delivery of this Agreement and each of the other
Documents and authorizing the consummation of the transaction contemplated hereby and thereby.

          (b)     The  Purchase  Price  as  set  forth  in  Section  2.5.
                                                            ------------

          (c) The agreement of Buyer assuming the obligations under any Station Agreements being assumed by Buyer.

          (d)     The  certificate  required  under  Section  7.1(b).
                                                     ---------------

               (e) Such additional information and materials as Seller shall have reasonably requested.


                                   ARTICLE IX
                                   ----------

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
                   -------------------------------------------
                                 INDEMNIFICATION
                                 ---------------

     9.1     SURVIVAL  OF  REPRESENTATION  AND  WARRANTIES.All  representations,
             ----------------------------------------------
warranties, covenants and agreements contained in this Agreement or in any other Document shall survive the Closing for the Survival Period and the Closing shall not be deemed a waiver by either party of the representations, warranties, covenants or agreements of the other party contained herein or in any other
Document. No claim may be brought under this Agreement or any other Document unless written notice describing in reasonable detail the nature and basis of such claim is given on or prior to the last day of the Survival Period; except for claims by Buyer for any amounts owed by Seller to Buyer under Section
                                                                         -------
9.3(a)(iv)  and  Section 9.3(a)(v), which claims may be made at any time. In the
     -----       -----------------
event such a notice is so given, the right to indemnification with respect thereto under this Article shall survive the Survival Period until such claim is finally resolved and any obligations with respect thereto are fully satisfied. Notwithstanding the foregoing, the provisions for survival and the making of claims shall not apply to the agreements whereby Buyer assumes the obligations under Subsection 8.3(c), each of which agreements shall be governed by its own
       ------------------
terms.

     9.2     INDEMNIFICATION  IN  GENERAL.Buyer and Seller agree that the rights
             -----------------------------
to indemnification and to be held harmless set forth in this Agreement shall, as between the parties hereto and their respective successors and assigns, be exclusive of all rights to indemnification and to be held harmless that such party (or its successors or assigns) would otherwise have by statute, common law or otherwise.




     9.3     INDEMNIFICATION  BY  SELLER.
             ----------------------------

          (a)     Subject  to the provisions of Subsection (b) below and Section
                                                --------------           -------
10.2  below,  Seller  shall  indemnify  and hold harmless Buyer and any officer,
----
director,  agent,  employee  and  affiliate  thereof with respect to any and all
----
demands,  claims,  actions,  suits,  proceedings, assessments, judgments, costs,
----
losses, damages, liabilities and expenses (including reasonable attorneys' fees)
---
relating  to  or  arising  out  of:

               (i) Any breach or non-performance by Seller of any of its representations, warranties, covenants or agreements set forth in this Agreement or any other Documents; or

               (ii) The ownership or operation by Seller of the Station or the Sale Assets on or prior to the Closing Date; or

               (iii) All other liabilities and obligations of Seller other than the Assumed Obligations; or

               (iv) Noncompliance by Seller with the provisions of the Bulk Sales Act, if applicable, in connection with the transaction contemplated hereby; or

          (b)     Except  for  any amounts owed by Seller to Buyer under Section
                                                                         -------
9.3(a)  (iv),  and Section 2.7, if Closing occurs, Seller shall not be obligated
 -----------       -----------
until the aggregate amount of such claims, liabilities, damages, losses, costs and expenses exceeds Buyer's Threshold Limitation, in which case Buyer shall then be entitled to indemnification of the entire aggregate amount.

     9.4     INDEMNIFICATION  BY  BUYER.
             ---------------------------

          (a)     Subject  to the provisions of Subsection (b) below and Section
                                                --------------           -------
10.2  below,  Buyer  shall  indemnify  and hold harmless Seller and any officer,
----
director,  agent,  employee  and  affiliate  thereof with respect to any and all
----
demands,  claims,  actions,  suits,  proceedings, assessments, judgments, costs,
----
losses, damages, liabilities and expenses (including reasonable attorneys' fees)
---
relating  to  or  arising  out  of:

               (i) Any breach or non-performance by Buyer of any of its representations, warranties, covenants or agreements set forth in this Agreement or any other Document; or

               (ii) The ownership or operation of the Station after the Closing Date; or
               (iii)  All  other  liabilities  or  obligations  of  Buyer.

          (b)     Except  for  any amounts owed by Buyer to Seller under Section
                                                                         -------
2.7,  if Closing occurs, Buyer shall not be obligated until the aggregate amount
 --
of such claims, liabilities, damages, losses, costs and expenses exceeds Seller's Threshold Limitation, in which case Seller shall then be entitled to indemnification of the entire aggregate amount.

     9.5     INDEMNIFICATION  PROCEDURES.In  the event that an Indemnified Party
             ----------------------------
may be entitled to indemnification hereunder with respect to any asserted claim of, or obligation or liability to, any third party, such party shall notify the Indemnifying Party thereof, describing the matters involved in reasonable detail, and the Indemnifying Party shall be entitled to assume the defense thereof upon written notice to the Indemnified Party with counsel reasonably satisfactory to the Indemnified Party; provided, that once the defense thereof is assumed by the Indemnifying Party, the Indemnifying Party shall keep the Indemnified Party advised of all developments in the defense thereof and any related litigation, and the Indemnified Party shall be entitled at all times to participate in the defense thereof at its own expense. If the Indemnifying Party fails to notify the Indemnified Party of its election to defend or contest its obligation to indemnify under this Article IX, the Indemnified Party may pay,
                                      ----------
compromise, or defend such a claim without prejudice to any right it may have hereunder.

                                    ARTICLE X
                                    ---------

                         TERMINATION; LIQUIDATED DAMAGES
                         -------------------------------

     10.1     TERMINATION.If  Closing  shall  not have previously occurred, this
              ------------
Agreement  shall  terminate  upon  the  earliest  of:

          (a) the giving of written notice from Seller to Buyer, or from Buyer to Seller, if:

               (i) Seller gives such termination notice and is not at such time in material default hereunder, or Buyer gives such termination notice and Buyer is not at such time in material default hereunder; and

               (ii)  Either:

                    (A) any of the representations or warranties contained herein of Buyer (if such termination notice is given by Seller), or of Seller (if such termination notice is given by Buyer), are inaccurate in any respect and materially adverse to the party giving such termination notice unless the inaccuracy has been induced by or is the result of actions or omissions of the party giving such termination notice; or

                    (B) Any material obligation to be performed by Buyer (if such termination notice is given by Seller) or by Seller (if such termination notice is given by Buyer) is not timely performed in any material respect unless the lack of timely performance has been induced by or is the result of actions or omissions of the party giving such termination notice; or

                    (C)  Any  condition  (other  than  those  referred  to  in foregoing  Clauses  (A)  and  (B))  to  the  obligation to close the transaction
           ------------       ---
contemplated herein of the party giving such termination notice has not been timely satisfied; and any such inaccuracy, failure to perform or non-satisfaction of a condition neither has been cured nor satisfied within twenty (20) days after written notice thereof from the party giving such termination notice nor waived in writing by the party giving such termination notice.

          (b) Written notice from Seller to Buyer, or from Buyer to Seller, at any time after one year from the date this Agreement is executed; provided that termination shall not occur upon the giving of such termination notice by Seller if Seller is at such time in material default hereunder or upon the giving of such termination notice by Buyer if Buyer is at such time in material default hereunder.

          (c) Written notice from Seller to Buyer, or from Buyer to Seller, at any time following a determination by the FCC that the application for consent to assignment of the FCC Licenses has been designated for hearing; provided that the party which is the subject of the hearing (or whose alleged actions or omissions resulted in the designation for hearing) may not elect to terminate under this subsection (c).

          (d)     The  written  election  by  Buyer  under  Article  XI.
                                                            -----------

     10.2     OBLIGATIONS  UPON  TERMINATION.
              ------------------------------

          (a)  In  the  event  this  Agreement is terminated pursuant to Section
                                                                         -------
10.1(a)(ii)(A)  or  (B),  the  aggregate liability of Buyer for breach hereunder
   -----------      ---
shall be limited as provided in Subsections (c) and (e), below and the aggregate
                                -----------------------
liability for Seller for breach hereunder shall be limited as provided in Subsections (d) and (e), below. In the event this Agreement is terminated for
      --------------------
any  other  reason,  neither  party  shall  have  any  liability  hereunder.

          (b) Upon termination of this Agreement, Buyer shall be entitled to the return of the Earnest Money from the Escrow Agent under the Escrow Agreement
(i) if such termination is effected by Buyer's giving of valid written notice to Seller pursuant to Subsections 10.1(a), (b) (c) or (d), or (ii) if such
                      ----------------------------------------
termination is effected by Seller's giving of valid written notice to Buyer pursuant to Subsections 10.1(a)(ii)(C), 10.1(b) or 10.1(c). If Buyer is entitled
            ----------------------------------------------
to the return of the Earnest Money, Seller shall cooperate with Buyer in taking such action as is required under the Escrow Agreement in order to effect such return from the Escrow Agent.

          (c) If this Agreement is terminated by Seller's giving of valid written notice to Buyer pursuant to Subsection 10.1(a)(ii)(A) or (B), Buyer
                                         --------------------------------
agrees that (i) Buyer shall pay Seller upon such termination, as liquidated damages and not as a penalty, the sum ("Liquidated Damages Amount") of (A) Two Million Dollars ($2,000,000), plus (B) the amount of the Earnest Money; (ii) Seller shall be entitled to collect the Liquidated Damages Amount by receiving a disbursement from the Escrow Agent equal to the Earnest Money; and (iii) Seller shall be entitled to pursue any other remedy available to Seller at law or in equity to recover the Liquidated Damages Amount from Buyer, provided that total monetary damages to which Seller shall be entitled shall not exceed the Liquidated Damages Amount. SELLER'S RECEIPT OF THE LIQUIDATED DAMAGES AMOUNT SHALL CONSTITUTE PAYMENT OF LIQUIDATED DAMAGES HEREUNDER AND NOT A PENALTY, AND SHALL BE SELLER'S SOLE REMEDY AT LAW OR IN EQUITY FOR BUYER'S BREACH HEREUNDER IF CLOSING DOES NOT OCCUR. BUYER AND SELLER EACH ACKNOWLEDGE AND AGREE THAT THE LIQUIDATED DAMAGE AMOUNT IS REASONABLE IN LIGHT OF THE ANTICIPATED HARM WHICH WILL BE CAUSED BY BUYER'S BREACH OF THIS AGREEMENT, THE DIFFICULTY OF PROOF OF LOSS, THE INCONVENIENCE AND NON-FEASIBILITY OF OTHERWISE OBTAINING AN ADEQUATE REMEDY, AND THE VALUE OF THE TRANSACTION TO BE CONSUMMATED HEREUNDER.

          (d) Notwithstanding any provision of this Agreement to the contrary, if this Agreement is terminated by Buyer's giving of written notice to Seller pursuant to Section 10.1(a) (ii) (A) or (B), Buyer shall not be entitled
                    --------------- ---------------
to  damages  or  indemnification  from  Seller.

          (e) In any dispute between Buyer and Seller as to which party is entitled to all or a portion of the Earnest Money, the prevailing party shall receive, in addition to that portion of the Earnest Money to which it is entitled, an amount equal to interest on that portion at the rate of 10% per annum, calculated from the date the prevailing party's demand for all or a portion of the Earnest Money is received by the Escrow Agent.

     10.3     TERMINATION  NOTICE.Each  notice  given  by  a  party  pursuant to
              --------------------
Section  10.1  to  terminate  this  Agreement  shall specify the Subsection (and
      -------
clause  or  clauses  thereof)  of  Section 10.1 pursuant to which such notice is
                                   ------------
given.

                                   ARTICLE XI
                                   ----------

                                    CASUALTY
                                    --------

     Upon the occurrence of any casualty loss, damage or destruction material to the operation of the Station prior to the Closing, Seller shall promptly give Buyer written notice setting forth in detail the extent of such loss, damage or destruction and the cause thereof if known. Seller shall use its reasonable efforts to promptly commence and thereafter to diligently proceed to repair or replace any such lost, damaged or destroyed property. In the event that such repair or replacement is not fully completed prior to the Closing Date, Buyer may elect to postpone the Closing until Seller's repairs have been fully completed or to consummate the transactions contemplated hereby on the Closing Date, in which event Seller shall assign to Buyer the portion of the insurance proceeds (less all reasonable costs and expenses, including without limitation attorney's fees, expenses and court costs incurred by Seller to collect such amounts), if any, not previously expended by Seller to repair or replace the damaged or destroyed property (such assignment of proceeds to take place regardless of whether the parties close on the scheduled or deferred Closing
Date) and Buyer shall accept the damaged Sale Assets in their damaged condition. In the event the loss, damage or destruction causes or will cause the Station to be off the air for more than seven (7) consecutive days or fifteen (15) total days, whether or not consecutive, then Buyer may elect either (i) to consummate the transactions contemplated hereby on the Closing Date, in which event Seller shall assign to Buyer the portion of the insurance proceeds (less all reasonable costs and expenses, including without limitation attorney's fees, expenses and court costs, incurred by Seller to collect such amounts), if any, not previously expended by Seller to repair or replace the damaged or destroyed property, and Buyer shall accept the damaged Sale Assets in their damaged condition, or (ii) to terminate this Agreement.

                                   ARTICLE XII
                                   -----------

                               CONTROL OF STATION
                               ------------------

             Between the date of this Agreement and the Closing Date, Buyer shall not control, manage or supervise the operation of the Station or conduct of its business, all of which shall remain the sole responsibility and under the control of Seller, subject to Seller's compliance with this Agreement.

                                  ARTICLE XIII
                                  ------------

                                  MISCELLANEOUS
                                  -------------

     13.1     FURTHER  ACTIONS.From  time  to  time  before,  at  and  after the
              -----------------
Closing, each party, at its expense and without further consideration, will execute and deliver such documents to the other party as the other party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

     13.2     ACCESS  AFTER  THE CLOSING DATE.After the Closing and for a period
              --------------------------------
of twelve (12) months, Buyer shall provide Seller, Seller's counsel, accountants and other representatives with reasonable access during normal business hours to the books, records, property, personnel, contracts, commitments and documents of the Station pertaining to transactions occurring prior to the Closing Date when requested by Seller, and Buyer shall retain such books and records for the normal document retention period of Buyer. At the request and expense of Seller, Buyer shall deliver copies of any such books and records to Seller.




     13.3     PAYMENT  OF  EXPENSES.
              ---------------------

          (a) Any fees assessed in connection with the filings contemplated by Sections 5.2and 5.3 or consummation of the transactions contemplated hereby
    -------------   ----
shall  be  shared  equally  between  Seller  and  Buyer.

          (b) All state or local sales or use, stamp or transfer, grant and other similar taxes payable in connection with consummation of the transactions contemplated hereby shall be paid by the party primarily liable under applicable law to pay such tax.

          (c) Except as otherwise expressly provided in this Agreement, each of the parties shall bear its own expenses, including the fees of any attorneys and accountants engaged by such party, in connection with this Agreement and the consummation of the transactions contemplated herein.

     13.4     SPECIFIC PERFORMANCE. Seller acknowledges that the Station is of a
              --------------------
special, unique, and extraordinary character, and that any breach of this Agreement by Seller could not be compensated for by damages. Accordingly, if Seller shall breach its obligations under this Agreement, Buyer shall be entitled, in addition to any of the remedies that it may have, to enforcement of this Agreement (subject to obtaining any required approval of the FCC) by decree of specific performance or injunctive relief requiring Seller to fulfill its obligations under this Agreement. In any action by Buyer to equitably enforce the provisions of this Agreement, Seller shall waive the defense that there is an adequate remedy at law or equity and agrees that Buyer shall have the right to obtain specific performance of the terms of this Agreement without being required to prove actual damages, post bond or furnish other security.

     13.5     NOTICES.  All  notices,  demands  or  other  communications  given
              -------
hereunder shall be in writing and shall be sufficiently given if delivered by courier or sent by registered or certified mail, first class, postage prepaid, or by telex, cable, telegram, facsimile machine or similar written means of communication, addressed as follows:

          (a)     If  to  Seller,  to:

Salem  Communications  Corporation
4880  Santa  Rosa  Road,  Suite  300
Camarillo,  CA  93012
Attention:  Edward  G.  Atsinger  III

     (b)     if  to  Buyer,  to:

               c/o  R.S.  Hinz
                                    25233  Anza  Drive
                                    Valencia,  CA  91355

or such other address with respect to any party hereto as such party may from time to time notify (as provided above) to the other party hereto. Any such notice, demand or communication shall be deemed to have been given (i) if so mailed, as of the close of the third (3rd) business day following the date mailed, and (ii) if personally delivered or otherwise sent as provided above, on the date received.

     13.6   ENTIRE  AGREEMENT.This Agreement, the Schedules and Exhibits hereto,
            ------------------
and the other Documents constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede any prior negotiations, agreements, understandings or arrangements between the parties with respect to the subject matter hereof.

     13.7     BINDING EFFECT; BENEFITS.Except as otherwise provided herein, this
              -------------------------
Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors or assigns

     13.8     ASSIGNMENT.This  Agreement  and  any rights hereunder shall not be
              -----------
assignable by either party hereto without the prior written consent of the other party.

     13.9     GOVERNING  LAW.This Agreement shall in all respects be governed by
              ---------------
and construed in accordance with the laws of the State of California, including all matters of construction, validity and performance.

     13.10     BULK  SALES.Buyer  hereby  waives  compliance  by Seller with the
               ------------
provisions of the Bulk Sales Act and similar laws of any state or jurisdiction, if applicable. Seller shall, in accordance with Article IX, indemnify and hold
                                                  ----------
Buyer harmless from and against any and all claims made against Buyer by reason of such non-compliance.

     13.11     AMENDMENTS AND WAIVERS.No term or provision of this Agreement may
               -----------------------
be amended, waived, discharged or terminated orally but only by an instrument in writing signed by the party against whom the enforcement of such amendment, waiver, discharge or termination is sought

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written.





"SELLER"                               "BUYER "
SALEM MEDIA OF CALIFORNIA, INC.        HI-FAVOR BROADCASTING, LLC



By:/S/ Edward G. Atsinger III          By:/s/ R.S. Hinz
   --------------------------             ------------------------------------
Name:  Edward G. Atsinger III          R.S. Hinz, as Trustee of the Roland and
Title:  President                      Lila Hinz Living Trust UTD 12/16/86,
                                       Sole Member













































LIST OF SCHEDULES
-------------------



SCHEDULE 3.6                                 Tangible Personal Property
SCHEDULE 3.7                                 FCC Licenses
SCHEDULE 3.8                                 Station Agreements


** Buyer and Seller shall use all commercially reasonable efforts to reasonably agree upon Schedules to this Agreement, drafts of which shall be delivered by Seller to Buyer on or before July 7, 2000.